                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that BANCORP HAWAII, INC. (hereinafter the "Company") and the undersigned, in the capacities indicated below, hereby constitute and appoint LAWRENCE M. JOHNSON, RICHARD J. DAHL, DAVID A. HOULE, JOSEPH T. KIEFER, J. THOMAS VAN WINKLE, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), their true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of shares of common stock of the Company that may be issued to the Bank of Hawaii Profit Sharing Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned in the capacities indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement,


EXHIBIT (24)
and the undersigned hereby ratify and confirm all that said attorney and agents, or any of them, shall do or cause to be done by virtue thereof.



          IN WITNESS WHEREOF, Bancorp Hawaii, Inc. and the undersigned have hereunto set their hands as of this 12th day of January, 1995. This Power of Attorney may be executed in any number of counterparts by one or more of the undersigned.



                                        BANCORP HAWAII, INC.



                                        By /s/ Lawrence M. Johnson
                                           ------------------------------
                                           Its  Chairman of the Board and
                                           Chief Executive Officer



                                        By /s/ Richard J. Dahl
                                           ------------------------------
                                           Its President



                                        /s/ Lawrence M. Johnson
                                        ---------------------------------
                                        Lawrence M. Johnson,
                                        Chairman of the Board, Director
                                        Bancorp Hawaii, Inc.
                                        (principal executive officer)





                                        /s/ David A. Houle
                                        ---------------------------------
                                        David A. Houle
                                        Senior Vice President (principal
                                        financial officer)

                                        /s/ Denis K. Isono
                                        --------------------------------
                                        Denis K. lsono
                                        Vice President and Controller
                                        Bancorp Hawaii, Inc.
                                        (principal accounting officer)



                                        /s/ Peter D. Baldwin
                                        ---------------------------------
                                        Peter D. Baldwin         Director



                                        /s/ Mary G. F. Bitterman
                                        ---------------------------------
                                        Mary G. F. Bitterman     Director



                                        /s/ Thomas B. Hayward
                                        ---------------------------------
                                        Thomas B. Hayward        Director



                                        /s/ David A. Heenan
                                        ---------------------------------
                                        David A. Heenan          Director



                                        /s/ Stuart T. K. Ho
                                        ---------------------------------
                                        Stuart T. K. Ho          Director



                                        /s/ Lawrence M. Johnson
                                        ---------------------------------
                                        Lawrence M. Johnson      Director



                                        /s/ Herbert M. Richards, Jr.
                                        ---------------------------------
                                        Herbert M. Richards, Jr. Director

                                        /s/ H. Howard Stephenson
                                        ---------------------------------
                                        H. Howard Stephenson     Director



                                        /s/ Fred E. Trotter
                                        ---------------------------------
                                        Fred E. Trotter          Director



                                        /s/ Charles R. Wichman
                                        ---------------------------------
                                        Charles R. Wichman      Director,
                                        Member of the Profit-Sharing
                                        Trust Committee



                                        /s/ K. Tim Yee
                                        ---------------------------------
                                        K. Tim Yee               Director



                                        /s/ Richard J. Dahl
                                        ---------------------------------
                                        Richard J. Dahl
                                        Member of the Profit-Sharing
                                        Trust Committee



                                        /s/ Thomas J. Kappock
                                        ---------------------------------
                                        Thomas J. Kappock
                                        Member of the Profit-Sharing
                                        Trust Committee

                                        /s/ Ronald K. Migita
                                        ---------------------------------
                                        Ronald K. Migita
                                        Member of the Profit-Sharing
                                        Trust Committee




                                        /s/ Susan L. Mares
                                        ---------------------------------
                                        Susan L. Mares
                                        Member of the Profit-Sharing
                                        Trust Committee